EXHIBT 99.4

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the twenty-four week period ended June 14, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: July 25, 2003	/s/ INDRA K. NOOYI
Indra K. Nooyi
President and Chief Financial Officer